UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 5, 2024

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 5, 2024, the Board of Directors (the “Board”) of DMC Global Inc., a Delaware corporation (the “Company”), adopted the Stockholder Protection Rights Agreement, dated as of June 5, 2024 (the “Rights Agreement”) between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), and declared a dividend of one right (a “Right”) in respect of each share of the Company’s common stock, $0.05 par value per share (“Common Stock”), held of record as of the Close of Business (as defined in the Rights Agreement) on June 17, 2024 (the “Record Time”) payable in respect of each such share at the Record Time. As provided in the Rights Agreement, one Right will be issued in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined). Each Right initially represents the right to purchase one one-thousandth of a share of Series B Participating Preferred Stock (“Participating Preferred Stock”), for $75.00 (the “Exercise Price”), subject to adjustment and upon such terms and subject to the conditions set forth in the Rights Agreement.

The Rights generally restrict any person or group from acquiring Beneficial Ownership (as defined in the Rights Agreement) of 10% (or 20% in the case of a Passive Investor) (as defined in the Rights Agreement) or more of the outstanding shares of Common Stock (including, without duplication, the number of shares that are synthetically owned pursuant to derivative transactions or ownership of derivative securities), or, in the case of any person or group that owns 10% (or 20% in the case of a Passive Investor) or more of the outstanding shares of Common Stock on the date of announcement of the Company’s entry into the Rights Agreement, an additional 0.1% of the outstanding shares of Common Stock. The Company, its subsidiaries, employee benefit plans of the Company or any of its subsidiaries, and any entity holding Common Stock for or pursuant to the terms of any such plan, are excepted. In addition, a Passive Investor is excepted, so long as such Passive Investor is not the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, but subject to the provisions in the definition of “Passive Investor.” Further, any person or group who becomes the Beneficial Owner of 10% (or 20% in the case of a Passive Investor) or more of the outstanding shares of Common Stock solely as a result of a reduction in the number of shares outstanding due to any repurchase of shares by the Company would be permitted to acquire up to an additional 0.1% of the outstanding shares of Common Stock. Any person or group who becomes the Beneficial Owner of 10% (or 20% in the case of a Passive Investor) or more of the outstanding shares of Common Stock but who, as determined by the Board, (A) was unaware that it Beneficially Owned that number of shares of Common Stock that would otherwise cause such person to be an “Acquiring Person” or (B) was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under the Rights Agreement) and acquired such Beneficial Ownership without any plan or intention to seek or affect control of the Company may be excluded, in the Board’s sole discretion, if such person or group promptly divests, or promptly enters into an agreement with the Board to divest, and subsequently does divest in accordance with the terms of such agreement such that its Beneficial Ownership is less than 10% (or 20% in the case of a Passive Investor) of the outstanding shares of Common Stock. Finally, any person or group who, in connection with an agreement to merge with or acquire the Company, receives an option to acquire shares of Common Stock would be excepted. Any person or group who acquires shares of Common Stock in violation of these limitations is known as an “Acquiring Person.” For purposes of the Rights Agreement, Beneficial Ownership is defined to include ownership of options, warrants, convertible securities, stock appreciation rights, swap agreements or other securities, contract rights or derivative positions, whether or not presently exercisable.

The Rights will be evidenced by the Common Stock certificates until the next Business Day (as defined in the Rights Agreement) following the earlier of (either, the “Separation Time”) (a) the tenth Business Day (or such later date as the Board may from time to time fix by resolution adopted prior to both (i) the Separation Time that would otherwise have occurred and (ii) such time as any person or group becomes an Acquiring Person) after the date on which any person or group commences, or first publicly announces such person or group’s intention to commence, a tender or exchange offer that, if consummated, would result in such person or group’s becoming an Acquiring Person and (b) the date of the first event causing a Flip-in Date (as hereinafter defined) to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further, that if any tender or exchange offer referenced in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes determining a “Separation Time,” never to have been made.

A Flip-in Date means any Stock Acquisition Date or such later date as the Board may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

A Stock Acquisition Date means (a) the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by the Company or an Acquiring Person that a person has become an Acquiring Person, or (b) such other date, as determined by the Board, on which a person has become an Acquiring Person.

The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights will be delivered to holders of record of Common Stock at the Separation Time.

The Rights will be exercisable on any business day at or after the Separation Time and prior to the time when the Rights will expire, which will be the earliest of (a) the Exchange Time (as defined below), (b) the Redemption Time (as defined below), (c) 364 days after the date of the Rights Agreement, and (d) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event (as defined below), in which the Common Stock is converted into, or into the right to receive, another security, cash or other consideration (in any such case, the “Expiration Time”).

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

In the event that prior to the Expiration Time a person or group becomes an Acquiring Person, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become null and void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock having the then current Market Price (as defined in the Rights Agreement) equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board may, at its option, at any time after a person or group becomes an Acquiring Person and prior to the time that an Acquiring Person holds a majority of the voting power of the Company, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights become null and void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-thousandth of a share of Participating Preferred Stock for each share of Common Stock, subject to adjustment as described in the Rights Agreement.

In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after a Stock Acquisition Date in which, directly or indirectly, (a) the Company shall consolidate or merge or participate in a binding statutory share exchange with any other person or group and either (i) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (ii) the person or group with whom such transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof or (b) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (i) aggregating more than 50% of the assets (measured by either book value or fair market value) or (ii) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other person or group (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such persons that are Affiliates or Associates or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person or any of its Affiliates or Associates controls the Board (a “Flip-over Transaction or Event”), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the person or group engaging in such Flip-over Transaction or Event or the parent corporation thereof (the “Flip-over Entity”), for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (A) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (B) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement.

The Board may, at its option, prior to a Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.01 per Right (the “Redemption Price”), as provided in the Rights Agreement. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board may establish. Immediately upon the action of the Board of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held.

The holders of Rights will not, solely by reason of their ownership of Rights, have any rights as Stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 10% (or 20% in the case of a Passive Investor) or more of the Common Stock unless the Rights are first redeemed by the Board. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to a Flip-in Date, before the consummation of such transaction.

As of June 4, 2024, there were 20,039,075 shares of Common Stock issued and outstanding and 1,311,261 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the Certificate of Designation, Preferences and Rights) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on June 5, 2024, the Board approved a Certificate of Designation, Preferences and Rights (the “Certificate”) for the purpose of specifying the preferences, limitations and relative rights of the Participating Preferred Stock. Shares of Participating Preferred Stock will not be redeemable. Each whole share of Participating Preferred Stock would be entitled to cumulative dividends equal to the greater of (a) $10.00 and (b) subject to certain provisions for adjustment set forth in the Certificate, one thousand times the aggregate per share amount (payable in kind) of all cash dividends or other distributions and one thousand times the aggregate per share amount of all non-cash dividends or other distributions (other than (i) a dividend payable in shares of Common Stock or (ii) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date (as defined in the Certificate), or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Participating Preferred Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of Participating Preferred Stock will be entitled to a minimum preferential payment per share of Participating Preferred Stock equal to the greater of (a) $10.00 per share (plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment), and (b) an aggregate amount per share, subject to certain provisions for adjustment set forth in the Certificate, equal to one thousand times the aggregate amount to be distributed per share to holders of Common Stock. Each share of Participating Preferred Stock will have one thousand votes, voting together with the Common Stock. Finally, in the event of consolidation, merger, statutory share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, each share of Participating Preferred Stock will be entitled to receive an amount per share, subject to certain provisions for adjustment set forth in the Certificate, equal to one thousand times the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is exchanged or changed. These Rights are protected by customary antidilution provisions. Because of the nature of the Participating Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth of a share of Participating Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Certificate will become effective upon filing with the Secretary of State of the State of Delaware. This summary description is qualified in its entirety by the relative rights, preferences and designations of the Participating Preferred Stock set forth in the Certificate attached hereto as Exhibit 3.1 and incorporated herein by reference. Certain capitalized terms used in this Item 5.03 have the meanings given to them in Item 1.01 of this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation, Preferences and Rights, dated June 5, 2024.
4.1
Stockholder Protection Rights Agreement, dated as of June 5, 2024, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent, including as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the Certificate of Designation, Preferences and Rights.

99.1	Press release, dated June 6, 2024, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	June 6, 2024	By:	/s/ Michelle Shepston
Michelle Shepston
Executive Vice President, Chief Legal Officer and Secretary